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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated March 3, 2000 included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, Registration Nos. 33-43105, 33-51954, 333-36633, 333-36661, 333-36725, and 333-58591.

                                        /s/ Arthur Andersen LLP

Philadelphia, PA
 April 24, 2000